UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        September 5, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On September 5, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled " Applebee's International Announces Court Extension of Approval Date for Sale of Apple Capitol Restaurants." The press release contained the following information.



                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Director of Investor Relations
          (913) 967-4109


         APPLEBEE'S INTERNATIONAL ANNOUNCES COURT EXTENSION OF APPROVAL
                   DATE FOR SALE OF APPLE CAPITOL RESTAURANTS

OVERLAND PARK, KAN., Sept. 5, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that on September 4, 2002, the United States Bankruptcy Court for the Southern District of Florida, which is handling the Apple Capitol Group, LLC voluntary Chapter 11 proceeding, extended the date for the final sale approval hearing from September 13th to October 8th. Applebee's International has previously announced the potential acquisition of these 21 franchise restaurants located in the Washington, D.C. area from Apple Capitol, an existing franchisee. The company continues to expect to close under its negotiated purchase agreement to acquire the 21 restaurants in the fourth quarter of 2002, subject to normal bankruptcy court bidding procedures, obtaining operating licenses and other third-party consents.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,450 Applebee's restaurants operating system-wide in 49 states and seven international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #




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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:      September 5, 2002                By: /s/  Steven K. Lumpkin
         ---------------------                 -----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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